UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	January 12, 2026

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Secor Road, Brookfield, CT	06804
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2026, Photronics, Inc. (the “Company”) appointed Eric Rivera as its President. Mr. Rivera, age 49, will continue to serve as the Company’s Chief Financial Officer, which he has been since May 2024, and will remain the Company’s principal financial officer. Mr. Rivera previously served as the Company’s Chief Accounting Officer since 2020 and its Corporate Controller from 2020 until 2024.

On such date, as part of this transition, the Company also appointed Rui (Elie) Zhang as its Chief Accounting Officer. Ms. Zhang, age 55, has served as Controller of the Company since 2024, prior to which she was Assistant Controller. Ms. Zhang will now serve as the Company’s principal accounting officer and will continue in her role as Corporate Controller.

On such date, the Company also appointed Todd Alesio as its Senior Vice President and Chief Administrative Officer. Mr. Alesio, age 48, has been with the Company since November 2024, after serving as Vice President of Human Resources for Sperry Rail, Inc. since 2020. In this role, Mr. Alesio will retain his responsibility as Head of Global Human Resources.

There are no arrangements or understandings between Mr. Rivera, Ms. Zhang or Mr. Alesio and any other persons pursuant to which they were named to their respective offices. There are no related-party transactions involving Mr. Rivera, Ms. Zhang or Mr. Alesio that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On January 13, 2026, the Company issued a press release announcing the foregoing officer appointments, which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits
99.1	Press Release dated January 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC. (Registrant)

By:	/s/ Christopher J. Lutzo
	Name:	Christopher J. Lutzo
	Title:	Vice President, General Counsel and Secretary

Date: January 13, 2026